EXHIBIT 99.4

Equity One Mortgage 04-3 - BE Analysis - Class B2



Balance         $6,790,000.00           Delay                   0
                                        Dated                   7/23/2004
Settle          7/23/2004               First Payment           8/25/2004


                                                WAL                                    11.45
                             Principal Window Begin                                       30
                               Principal Window End                                      144
                                Principal Writedown                              0.00 (0.00%)
           Total Collat Group Loss (Collat Maturity)                    34,968,037.20 (5.41%)
    Total Collat Group Liquidation (Collat Maturity)                   79,562,422.47 (12.31%)

                                        Prepay (FRM)                100% WAMCO FRM CPR Curve
                                        Prepay (ARM)                100% WAMCO ARM CPR Curve
                                       Default (FRM)               100% WAMCO FRM LOSS Curve
                                      Loss Severity                                      45%
                                       Default (ARM)               100% WAMCO FRM LOSS Curve
                                      Loss Severity                                      40%
                                  Servicer Advances                                     100%
                                    Liquidation Lag                                       12
                                           Triggers                                     FAIL
                                Optional Redemption                                  Call (N)


                                    12.58                                   15.03                                    19.40
                                      145                                     168                                      193
                                      157                                     196                                      359
                              0.00 (0.00%)                            0.00 (0.00%)                        88,451.77 (1.30%)
                     42,642,842.57 (6.60%)                   49,947,940.23 (7.73%)                    53,747,631.29 (8.32%)
                    97,025,337.39 (15.01%)                 113,647,965.66 (17.58%)                  122,294,584.84 (18.92%)

                 100% WAMCO FRM CPR Curve                100% WAMCO FRM CPR Curve                 100% WAMCO FRM CPR Curve
                 100% WAMCO ARM CPR Curve                100% WAMCO ARM CPR Curve                 100% WAMCO ARM CPR Curve
                125% WAMCO FRM LOSS Curve               150% WAMCO FRM LOSS Curve              163.5% WAMCO FRM LOSS Curve
                                      45%                                     45%                                      45%
                125% WAMCO FRM LOSS Curve               150% WAMCO FRM LOSS Curve              163.5% WAMCO FRM LOSS Curve
                                      40%                                     40%                                      40%
                                     100%                                    100%                                     100%
                                       12                                      12                                       12
                                     FAIL                                    FAIL                                     FAIL
                                  Call (N)                                Call (N)                                 Call (N)


                                    16.21                                    6.83
                                      225                                      NA
                                      359                                      NA
                     3,826,006.76 (56.35%)                  6,790,000.00 (100.00%)
                     56,907,697.62 (8.80%)                   63,544,459.22 (9.83%)
                   129,485,972.83 (20.03%)                 144,590,365.31 (22.37%)

                 100% WAMCO FRM CPR Curve                100% WAMCO FRM CPR Curve
                 100% WAMCO ARM CPR Curve                100% WAMCO ARM CPR Curve
                175% WAMCO FRM LOSS Curve               200% WAMCO FRM LOSS Curve
                                      45%                                     45%
                175% WAMCO FRM LOSS Curve               200% WAMCO FRM LOSS Curve
                                      40%                                     40%
                                     100%                                    100%
                                       12                                      12
                                     FAIL                                    FAIL
                                  Call (N)                                Call (N)


Prepayment:
Fixed  2-15cpr over 18mo, level at 18 thereafter
Float: 10-25cpr over 24 months, 60c for 6, 50c for 6, 45c for 6, 40c for 6, 30c for 18, 25 for life

Losses:
Fixed: 0-4cdr over 24mo, ramp back down to 2cdr over next 84mo, level at 2 **45% sev**
Float: 0-9cpr over 30mo, ramp back down to 4cdr over next 84mo, level at 4 **40% sev**